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                                                                  EXHIBIT 10.7

                         TWEETER STOCK PLEDGE AGREEMENT

      STOCK PLEDGE AGREEMENT, dated as of July 20, 1998, between TWEETER HOME ENTERTAINMENT GROUP, INC., a Delaware corporation (the "Pledgor") and BANKBOSTON, N.A., a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

      WHEREAS, the Pledgor is the record and beneficial owner of the shares of stock and other equity and beneficial interests described on Schedule I hereto (the "Pledged Shares") issued by the corporations and trusts named therein; and

      WHEREAS, the Pledgor, as guarantor, has entered into a Amended and Restated Credit Agreement, dated as of July 20, 1998 (as at any time amended, modified or supplemented, the "Credit Agreement") with New England Audio, Co. Inc., a Massachusetts corporation ("New England Audio"), NEA Delaware, Inc., a Delaware corporation ("NEA Delaware"), Tweeter Home Entertainment Group Financing Company Trust, a Massachusetts business trust ("Tweeter Trust"), the Agent and the other lenders parties thereto (the "Lenders"), pursuant to which the Lenders have agreed to make Revolving Credit Advances (as defined in the Credit Agreement) to New England Audio and NEA Delaware; and

      WHEREAS, in connection with the granting of the credits under the Credit Agreement and as security for all of the Lender Obligations of the Pledgor under the Credit Agreement, the Agent is requiring that the Pledgor execute and deliver this Stock Pledge Agreement and grant the security interest contemplated hereby.

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lenders to grant the credits under the Credit Agreement, it is agreed as follows:

      Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

      "Act" shall have the meaning assigned to such term in Section 8(d) hereof.

      "Agreement" shall mean this Stock Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

      "Pledged Collateral" shall have the meaning assigned to such term in
Section 2 hereof.

      "Pledged Shares" shall have the meaning assigned to such term in the first recital hereof.
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      "Secured Obligations" shall have the meaning assigned to such term in
Section 3 hereof.

      "Termination Date" shall mean the date on which all Lender Obligations have been paid in full and the Lenders shall have no further commitments to or for the account of the Pledgor or any of its Subsidiaries under any Lender Agreement.

      Section 2. Pledge. The Pledgor hereby pledges and grants to the Agent a first priority security interest in all of the following (the "Pledged Collateral"), except as otherwise provided in Section 7(b):

            (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

            (b) all additional shares of stock or other equity and beneficial interests of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares) and the certificates representing such shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

            (c) all shares of stock or other equity and beneficial interests owned by the Pledgor of any Person other than the Real Estate Subsidiary, if any, who, after the date of this Agreement, becomes, as a result of any occurrence, a directly owned Subsidiary of the Pledgor (which shares shall be deemed to be part of the Pledged Shares) and the certificates representing such shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

      Section 3. Security for Lender Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Lender Obligations, whether for principal, premium, interest, fees, costs and expenses, and all obligations of the Pledgor now or hereafter existing under this Agreement and under the Credit Agreement, and all other Indebtedness, liabilities and obligations of the Pledgor to the Agent under any Lender Agreement, whether now existing or hereafter incurred, whether arising under the Credit Agreement or otherwise (collectively, the "Secured Obligations").

      Section 4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or

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assignment in blank, all in form and substance reasonably satisfactory to the
Agent. If any Event of Default shall occur and be continuing, subject to Section 7 hereof, the Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Shares. In addition, also subject to Section 7 hereof, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

      Section 5. Representations and Warranties. The Pledgor represents and warrants to the Agent that:

            (a) The Pledgor is, and at the time of delivery of the Pledged Shares to the Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto except for the Lien created by this Agreement.

            (b) All of the Pledged Shares have been duly authorized and validly issued and all of the Pledged Shares representing shares of stock of corporations are fully paid and non-assessable.

            (c) The Pledgor has the right and requisite corporate authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to the Agent, as provided herein.

            (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

            (e) The authorized stock and other equity and beneficial interests of each of the issuers listed on Schedule I hereto consists of the number of shares of stock, with the number of shares issued and outstanding, that are described on Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to any stock or other equity and beneficial interests of any of such issuers.

            (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement including any disposition thereof, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.


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            (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral, and the proceeds thereof, securing the payment of the Secured Obligations.

            (h) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (i) The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding shares of stock or other equity and beneficial interests of the issuers thereof.

            (j) The Subsidiaries listed on Schedule III hereto are the only Subsidiaries of the Pledgor.

      The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

      Section 6. Covenants. The Pledgor covenants and agrees that until the Termination Date:

            (a) Without the prior written consent of the Agent, the Pledgor will not sell, assign, transfer, pledge, grant a Lien with respect to or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto except as otherwise permitted by the Credit Agreement.

            (b) The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Agent from time to time may reasonably request in order to ensure to the Agent the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement.

            (c) The Pledgor will defend the title to the Pledged Collateral and the Liens of the Agent thereon against the claim of any other Person and will maintain and preserve such Liens until the Termination Date.

            (d) The Pledgor will, upon obtaining any additional shares of any Subsidiaries other than the Real Estate Subsidiary, if any, which shares are not already Pledged Collateral, promptly (and in any event within three (3) Business
Days) deliver to the Agent a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement. The Pledgor hereby authorizes the Agent to attach each such


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Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.

      Section 7. Pledgor's Rights. As long as no Default or Event of Default shall have occurred and be continuing:

            (a) The Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement and any other Lender Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Agent in respect of the Pledged Collateral or which would authorize or effect (except as and to the extent expressly permitted by the Credit Agreement) (i) the dissolution or liquidation, in whole or in part, of any of the Subsidiaries, (ii) the consolidation or merger of any of the Subsidiaries with any other Person, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any of the Subsidiaries, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of the Subsidiaries or the issuance of any additional shares of its stock, or (v) the alteration of the voting rights with respect to the stock of any of the Subsidiaries.

            (b) (i) the Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such dividends shall remain subject to the Lien created by this Agreement; and

                  (ii) all dividends (other than such cash dividends as are permitted to be paid to the Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to the Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

      Section 8. Defaults and Remedies.

            (a) Upon the occurrence and during the continuance of an Event of Default (provided that such Event of Default is not waived in accordance with the terms of the Credit


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Agreement), the Agent (personally or through an agent) is hereby authorized and empowered, to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act and to exercise any and all rights with respect to the Pledged Collateral as though the Agent was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so; provided, however, that the Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any public building in the City of Boston, Massachusetts or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Agent may deem fair, and the Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall reasonably deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

            (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its reasonable discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its reasonable discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to the Pledgor.

            (c) In the event of any sales hereunder, the Agent shall, after deducting all reasonable costs or expenses of every kind (including reasonable attorneys' fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations in accordance with the agreements and instruments governing and evidencing the Secured Obligations, returning the surplus, if any, to the Pledgor.


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            (d) If, at any time when the Agent in its reasonable discretion determines, following the occurrence and during the continuance, of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), the Pledgor shall, in an expeditious manner, cause each of its Subsidiaries other than the Real Estate Subsidiary, if any, to:

                  (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Pledged Collateral and use its best efforts to cause such registration statement to become and remain effective;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever the Agent shall desire to sell or otherwise dispose of the Pledged Collateral;

                  (iii) furnish to the Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Agent may reasonably request in order to facilitate the public sale or other disposition of the Pledged Collateral by the Agent;

                  (iv) use its best efforts to register or qualify the Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as the Agent shall reasonably request, and do such other reasonable acts and things as may be required of it to enable the Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by the Agent;

                  (v) use its best efforts to furnish, at the reasonable request of the Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such shares of the Pledged Collateral becomes effective, (A) an opinion, dated such date, of the outside counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to the Agent, stating that such registration statement has become effective under the Act and that (1) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, (2) the registration statement, the related prospectus, and each amendment or


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      supplement thereto, comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein), (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading, (4) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal matters and contracts and other legal documents or instruments are accurate in all material respects and fairly present the information required to be shown and (5) such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed or incorporated by reference as required; and (B) a letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to the Agent, stating that they are independent certified public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements and other financial data of such registrant included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Act. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five
      (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Agent may reasonably request; and

                  (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and not later than 18 months after the effective date of the registration statement, make available to the Agent an earnings statement (which need not be audited) covering a period of at least 12 months beginning the first full month after the effective date of such registration statement which earnings statement shall satisfy the provisions of Rule 158 promulgated under the Act.

            (e) All expenses incurred in complying with Section 8(d) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the reasonable fees and expenses of counsel for the Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by the Pledgor.


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            (f) If, at any time when the Agent shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Agent in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (A) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (B) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (C) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof and (D) as to such other matters as the Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Uniform Commercial Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

            (g) The Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (f), the Agent may, in its discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder. The Pledgor, however, recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. The Pledgor also acknowledges any such private sale (conducted in a commercially reasonable manner for private sales) may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or


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under applicable state securities laws, even if the Pledgor or issuer of the
Pledged Collateral would agree to do so.

            (h) The Pledgor agrees that following the occurrence an Event of Default, it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder in accordance with the terms hereof, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers, or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

            (i) The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent, that the Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor.

            (j) Without in any way limiting the provisions of this Section 8, upon the occurrence and during the continuance of an Event of Default, the Agent may exercise in addition to all other rights and remedies granted to it in this Agreement and in the Credit Agreement, all rights and remedies of a secured party under the Uniform Commercial Code.

      Section 9. Application of Proceeds. Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied by the Agent as follows:

            (a) First, to the payment of the costs and expenses of such sale, liquidation or other realization, including reasonable compensation to the Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Agent in connection therewith;

            (b) Next, to the payment of the Secured Obligations; and

            (c) Finally, after payment in full of all Secured Obligations, to the payment to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive


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the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

      Section 10. Waiver. No delay on the Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Agent's rights as against the Pledgor in any respect.

      Section 11. Assignment. The Agent may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

      Section 12. Termination. Immediately following the Termination Date, the Agent shall deliver to the Pledgor the Pledged Collateral subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof, and any assignment required to be executed by the Agent to effect such redelivery and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

      Section 13. Lien Absolute. All rights of the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of the Credit Agreement, the Revolving Credit Notes, any other Lender Agreement or any other agreement or instrument governing or evidencing any Secured Obligations;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Revolving Credit Notes, any other Lender Agreement or any other agreement or instrument governing or evidencing any Secured Obligations;

            (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

      Section 14. Release. The Pledgor consents and agrees that the Agent may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent may deem proper, and without notice to or further assent from the Pledgor, it being hereby agreed that the Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. The Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor. No act or omission of any kind on the Agent's part shall in any event affect or impair this Agreement.

      Section 15. Indemnification. The Pledgor agrees to indemnify the Agent and its respective directors, officers, employees and agents and hold the Agent and each such Person harmless from and against any and all losses, taxes, liabilities, claims and damages, including reasonable attorneys' fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Agent, in good faith, in respect of any transaction effected under this Agreement, or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein (collectively "Indemnified Claims") or in connection with any litigation, investigation or proceedings related to any of the foregoing. Whether or not the transactions contemplated by this Agreement shall be consummated, the Pledgor agrees to pay to the Agent all reasonable out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees, expenses and disbursements, and the reasonable fees of the Agent's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by the Agent of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of the Pledgor under this Section 15 shall survive the termination of this Agreement. The foregoing notwithstanding, the indemnity provided for herein shall not apply to any Indemnified Claim of the Agent if a court of competent jurisdiction determines that such Indemnified Claim is the result of the gross negligence or willful misconduct of the Agent.

      Section 16. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned, and in any such case, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      Section 17. Miscellaneous.

            (a) The Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

            (b) The Pledgor agrees to promptly reimburse the Agent for actual and reasonable out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Agent in connection with the administration and enforcement of this Agreement.

            (c) Neither the Agent nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

            (d) This Agreement shall be binding upon the Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent and its respective successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the Commonwealth of Massachusetts without giving effect to principles of choice of law, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Agent and the Pledgor.

            (e) At any time and from time to time, upon written request of the Agent, and at the sole expense of the Pledgor, the Pledgor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted.

      Section 18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

      Section 19. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in accordance with the provisions of Section 14.1 of the Credit Agreement, addressed as follows:

            (a) If to the Agent, at:

            100 Federal Street
            Boston, MA 02110
            Attention:  Christopher S. Allen, Director

            with a copy to:

            Goodwin, Procter & Hoar LLP
            Exchange Place
            Boston, MA 02109
            Attention: Edward Matson Sibble, Jr., P.C.

            (b) If to the Pledgor, at:

            40 Hudson Road
            Shawmut Park
            Canton, MA  02021
            Attention: Chief Financial Officer

            with a copy to:

            Goulston & Storrs, P.C.
            400 Atlantic Avenue
            Boston, MA  02110-3333
            Attention:  Kitt Sawitsky, Esq. or
                        Daniel Avery, Esq.

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, on the date of telecopy transmission or three (3) Business Days after the same shall have been deposited in the United States mail, postage prepaid. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      Section 20. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      Section 21. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

      Section 22. Conflict of Terms. Except as otherwise explicitly provided in this Agreement, if any provision contained in this Agreement is in conflict with or inconsistent with any provision in the Credit Agreement, the provision contained in the Credit Agreement shall govern and control, to the extent of such conflict or inconsistency.

                           [INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first written above.

                                    TWEETER HOME ENTERTAINMENT
                                    GROUP, INC.


                                    By: /s/ JEFFREY S. STONE
                                        ----------------------------
                                        Name:
                                        Title:

      The undersigned hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of Sections 6, 7 and 8 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and the Pledgor in carrying out such provisions.

NEW ENGLAND AUDIO CO., INC.         TWEETER HOME ENTERTAINMENT
                                    GROUP FINANCING COMPANY
                                    TRUST




By: /s/ JEFFREY S. STONE            By: /s/ JEFFREY S. STONE
    ----------------------------        ----------------------------
    Name:                               Trustee:
    Title:


Accepted and Acknowledged by:


BANKBOSTON, N.A.


By: /s/ CHRISTOPHER S. ALLEN
    ----------------------------
    Name:
    Title: Director

                                   SCHEDULE I

                    to the Guarantor's Stock Pledge Agreement


         Attached to and forming a part of that certain Guarantor's Stock Pledge Agreement dated as of July 20, 1998 by Tweeter Home Entertainment Group, Inc. to BankBoston, N.A.

                             Class of           Certificate       Number of
Issuer                        Stock                No(s)            Shares
------                        -----                -----            ------
New England Audio Co.,
Inc.                          Common                 35               100

Tweeter Home
Entertainment Group
Financing Company             Beneficial
Trust                         Interests               1               100

                                   SCHEDULE II

                          to the Stock Pledge Agreement

                                PLEDGE AMENDMENT


         This Pledge Amendment, dated _______, is delivered pursuant to Section 6(d) of the Stock Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to that certain Stock Pledge Agreement, dated as of July __, 1998 by the undersigned, as Pledgor, to BankBoston, N.A., and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Stock Pledge Agreement and shall secure all Secured Obligations referred to in said Stock Pledge Agreement.

                                       TWEETER HOME ENTERTAINMENT
                                       GROUP, INC.



                                       By: ________________________________
                                           Name:
                                           Title:




                            Class of           Certificate          Number of
 Issuer                      Stock                No(s).              Shares
 ------                     --------           -----------          ---------

                                  SCHEDULE III

                          to the Stock Pledge Agreement

                             SUBSIDIARIES OF PLEDGOR


                           New England Audio Co., Inc.


                        Tweeter Home Entertainment Group
                             Financing Company Trust